UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 9, 2020

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive
Kingsport	Tennessee	37662
(Address of Principal Executive Offices)		(Zip Code)
(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.50% Notes Due 2023	EMN23	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items 1.01 – Entry Into a Material Definitive Agreement and 2.03(a) -- Creation of a Direct Financial Obligation

Background

As previously announced in Eastman Chemical Company’s (the “Company”) public release of March 25, 2020, as a precautionary measure due to increased financial market volatility resulting from the COVID-19 pandemic, Eastman is taking certain additional liquidity actions. As previously reported, on March 26, 2020 the Company borrowed $400 million under the $1.5 billion revolving credit agreement (the "Credit Facility") expiring October 25, 2023. The Credit Facility provides available liquidity for general corporate purposes and supports commercial paper borrowings, and is filed as Exhibit 10.02 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Borrowing Under 364-Day Term Loan Credit Agreement

On April 9, 2020 the Company borrowed $250 million under a new 364-Day Term Loan Credit Agreement with the initial lenders named therein and Citibank N.A. as administrative agent (the “Term Loan Agreement”). The proceeds from the borrowing are available for general corporate purposes, with interest at varying spreads above quoted market rates depending on the Company’s public debt rating and with principal and accrued interest payable April 8, 2021. The Term Loan Agreement contains the same customary covenants and events of default, including maintenance of certain financial ratios, as the Credit Facility, with payment of customary fees. The foregoing description of the Term Loan Agreement is qualified in its entirety by reference to the full text of the Term Loan Agreement filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01 (d) Exhibits

The following exhibits are filed pursuant to Item 9.01(d):

10.01  364-Day Term Loan Credit Agreement dated as of April 9, 2020 among Eastman Chemical Company, the initial lenders named therein, and Citibank N.A., as administrative agent.
104  Cover Page Interactive Data File

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By:	/s/ Donny Chia
Donny Chia
Vice President, Treasurer & Head of Corporate Development
Date: April 15, 2020